Exhibit 99.1

Kinder Morgan Finance Company, ULC

$750,000,000 5.35% Senior Notes due 2011

$850,000,000 5.70% Senior Notes due 2016

$550,000,000 6.40% Senior Notes due 2036

Fully and Unconditionally Guaranteed by Kinder Morgan, Inc.

Purchase Agreement

December 6, 2005

MERRILL LYNCH & CO.

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

Citigroup Global Markets Inc.

as Representatives of the several Purchasers

named in Schedule I hereto (the “Representatives”)

c/o Merrill Lynch & Co.

      Merrill Lynch, Pierce, Fenner & Smith

Incorporated

4 World Financial Center

New York, NY 10080

Ladies and Gentlemen:

Kinder Morgan Finance Company, ULC, an unlimited liability corporation organized under the laws of the province of Alberta, Canada (“Finance Company”), and an indirect wholly-owned subsidiary of Kinder Morgan, Inc., a Kansas corporation (“KMI”), proposes, subject to the terms and conditions stated herein, to issue and sell to the Purchasers named in Schedule I hereto (the “Purchasers”) an aggregate of $750,000,000 principal amount of the 5.35% Senior Notes due 2011 (the “2011 Notes”), $850,000,000 principal amount of the 5.70% Senior Notes due 2016 (the “2016 Notes”) and $550,000,000 principal amount of the 6.40% Senior Notes due 2036  (the “2036 Notes”) (collectively, the “Notes”) of Finance Company, which Notes will be fully and unconditionally guaranteed by KMI on a senior unsecured basis as to principal, interest and any additional amounts required to be paid as a result of any withholding or deduction for Canadian taxes (the “Guarantees” and, collectively with the Notes, the “Securities”).

1.

Finance Company and KMI, jointly and severally, represent and warrant to, and agree with, the Purchasers that:

(a)

A preliminary offering memorandum of December 6, 2005 (the “Preliminary Offering Memorandum”) and an offering memorandum, dated December 6, 2005

(the “Offering Memorandum”) have been prepared in connection with the offering of the Securities.  Any reference to the Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to refer to and include KMI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (the “2004 Form 10-K”), KMI’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2005, June 30, 2005 and September 30, 2005 (the “Form 10-Qs”), KMI’s Current Reports on Form 8-K filed on May 6, 2005, May 16, 2005, August 1, 2005, August 11, 2005, September 16, 2005, September 23, 2005, October 25, 2005, and November 30, 2005 (as amended by Form 8-K/A filed on December 6, 2005) and all subsequent documents, including all Current Reports on Form 8-K, filed by KMI with the Securities and Exchange Commission (the “Commission”) pursuant to Section 13(a), 13(c) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or prior to the date of the Preliminary Offering Memorandum or the Offering Memorandum, as applicable; any reference to any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to include (i) any documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Preliminary Offering Memorandum or the Offering Memorandum, as applicable, and prior to the date of such amendment or supplement and (ii) any Additional Issuer Information (as defined in Section 5(f)) furnished by Finance Company or KMI prior to the completion of the placement of the Securities by the Purchasers; and all documents filed under the Exchange Act and deemed to be included in the Preliminary Offering Memorandum or Offering Memorandum, or any amendment or supplement thereto, are hereinafter called the “Exchange Act Reports;”

(b)

The Preliminary Offering Memorandum (except for information relating to the terms of the Notes or the distribution or pricing thereof and information based upon or derived therefrom, which information is contained in the Offering Memorandum) did not at 5:00 p.m. EST on December 6, 2005 (the “Pricing Time”) contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to Finance Company or KMI by the Purchasers expressly for use therein;

(c)

Each of the Offering Memorandum and any amendment or supplement thereto does not and will not, as of the date of such Offering Memorandum or such supplement or amendment, as the case may be, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to Finance Company or KMI by the Purchasers expressly for use therein;

(d)

The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform as of their respective dates in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder;

(e)

The consolidated financial statements of KMI included in each of the Preliminary Offering Memorandum and the Offering Memorandum present fairly the financial position of KMI and its consolidated subsidiaries as of the dates shown and their results of operations, stockholders’ equity and cash flows for the periods shown, and, except as otherwise disclosed in each of the Preliminary Offering Memorandum and the Offering Memorandum, such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis; the consolidated financial statements of Terasen included in each of the Preliminary Offering Memorandum and the Offering Memorandum present fairly the financial position of Terasen and its consolidated subsidiaries as of the dates shown and their results of operations, stockholders’ equity and cash flows for the periods shown, and, except as otherwise disclosed in each of the Preliminary Offering Memorandum and the Offering Memorandum, such financial statements have been prepared in conformity with generally accepted accounting principles in Canada applied on a consistent basis; any related schedules included in each of the Preliminary Offering Memorandum and the Offering Memorandum present fairly the information required to be stated therein; the “Supplementary Information” entitled “Reconciliation With United States Generally Accepted Accounting Principles and Conversion to United States Dollars” included each of the Preliminary Offering Memorandum and the Offering Memorandum, when considered in relation to the basic consolidated financial statements, taken as a whole, presents fairly the information set forth therein and, except as otherwise disclosed in each of the Preliminary Offering Memorandum and the Offering Memorandum, such Supplementary Information has been prepared in conformity with generally accepted accounting principles in the United States (as applicable); any summary or selected financial data included in each of the Preliminary Offering Memorandum and the Offering Memorandum present fairly the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein except as otherwise stated therein or in the notes thereto; and as to any pro forma financial statements included in each of the Preliminary Offering Memorandum and the Offering Memorandum, the assumptions used in preparing the pro forma financial statements included in each of the Preliminary Offering Memorandum and the Offering Memorandum provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts;

(f)

KMI is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Kansas; Finance Company is an unlimited liability corporation, validly existing and in good standing under the laws of the province of Alberta, Canada; each of KMI and Finance Company has all necessary corporate power and authority to own its properties and conduct its business as described in the Offering Memorandum and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not individually or in the aggregate have a material adverse effect on the consolidated financial condition, results of operations or business of KMI and its subsidiaries, taken as a whole (a “Material Adverse Effect”);

(g)

All of the outstanding shares of capital stock, limited partner interests, general partner interests, or limited liability company interests, as applicable, of (i) each of KMI’s subsidiaries included in the consolidated financial statements of KMI as consolidated subsidiaries and (ii) each of Finance Company, 0731297 B.C. Ltd. (“Acquisition Co.”), Terasen Inc., a corporation existing under the laws of British Columbia (“Terasen”), and the direct and indirect wholly owned subsidiaries of Terasen listed on Schedule II hereto (collectively with the subsidiaries referred in clause (i), the “Significant Subsidiaries”), have been duly and validly authorized and issued and are fully paid and (except (A) as required to the contrary by the Delaware Limited Liability Company Act (the “Delaware LLC Act”) and the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”), (B) with respect to any general partner interests, and (C) with respect to any interests in unlimited liability corporations) non-assessable, and are (unless otherwise stated on Schedule III to this Agreement) owned by KMI directly or indirectly through one or more wholly-owned subsidiaries.  All of such shares or interests owned directly or indirectly by KMI are owned free and clear of any lien, encumbrance, security interest, equity or charge (except for such liens, encumbrances, security interests, equities or charges as are not, individually or in the aggregate, material to such interest ownership or as described in the Offering Memorandum);

(h)

Each of the Significant Subsidiaries has been duly formed or incorporated and is validly existing as a corporation, limited partnership, general partnership, limited liability company or unlimited liability corporation, as the case may be, in good standing under the laws of the jurisdiction in which it is chartered or organized, with full entity power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Offering Memorandum, and is duly qualified to do business as a corporation, limited partnership, general partnership, limited liability company or unlimited liability corporation, as the case may be, and is in good standing under the laws of each jurisdiction which requires such qualification, other than any jurisdiction where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect;

(i)

Kinder Morgan G.P. Inc., a Delaware corporation (the “General Partner”), is the sole general partner of Kinder Morgan Energy Partners, L.P., a Delaware limited partnership (the “Partnership”); the General Partner owns the general partner interest in the Partnership; such general partner interest is duly authorized by the Agreement of Limited Partnership of the Partnership, as amended and restated (“the Partnership Agreement”), and was validly issued to or acquired by the General Partner; the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities or charges (except for such liens, encumbrances, security interests, equities or charges as are not, individually or in the aggregate, material to such ownership or as described in the Offering Memorandum); KMI owns, directly or indirectly, approximately 14.3 million common units of the Partnership, approximately 5.3 million Class B units of the Partnership, approximately 10.6 million listed shares of Kinder Morgan Management, LLC, a Delaware limited liability company (the “Delegate”), and all of the voting shares of the Delegate, all of which are duly authorized by the Partnership Agreement or the Second Amended and Restated Limited Liability Company Agreement of the Delegate, as applicable, and were validly issued to or acquired by KMI or its direct or indirect subsidiaries; and KMI or such subsidiaries owns such common units, Class B units and shares free and clear of any lien, encumbrance, security interest, equity or charge (except for such liens, encumbrances, security interests, equities or charges as are not, individually or in the aggregate, material to such ownership or as described in the Offering Memorandum);

(j)

Finance Company has all necessary corporate power and authority to authorize, issue and sell the Notes as contemplated by this Agreement; KMI has all necessary corporate power and authority to authorize and issue the Guarantees; this Agreement has been duly authorized, executed and delivered by Finance Company and KMI;

(k)

Finance Company and KMI have all necessary corporate power and authority to enter into the registration rights agreement, to be dated as of the date of the Closing Time (as defined in Section 2(b) hereof) (the “Registration Rights Agreement”), between Finance Company, KMI and the Purchasers and to consummate the transactions contemplated thereby; the Registration Rights Agreement has been duly authorized and, when executed and delivered by Finance Company, KMI and the Purchasers, will constitute a valid and legally binding agreement of Finance Company and KMI, enforceable against Finance Company and KMI in accordance with its terms, subject, as to enforcement, (i) to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights, (ii) to general equity principles and (iii) as the rights to indemnification or contribution thereunder may be limited by federal or state securities laws; the Registration Rights Agreement will conform to the description thereof in the Offering Memorandum;

(l)

The Notes have been duly and validly authorized and, when issued and delivered against payment therefor as provided in this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of Finance Company entitled to the benefits provided by the indenture, to be dated as of December 9, 2005 (the “Indenture”) between Finance Company, KMI and Wachovia Bank, National Association, as trustee (the “Trustee”), under which they are to be issued, enforceable against Finance Company in accordance with their terms; the Guarantees have been duly and validly authorized and, when executed by KMI and when the Notes have been authenticated by the Trustee, and issued and delivered, in the manner provided in the Indenture and this Agreement, will have been duly executed, issued and delivered and will constitute a valid and legally binding obligation of KMI; Finance Company and KMI have all necessary corporate power and authority to enter into the Indenture; the Indenture has been duly authorized, and when executed and delivered by Finance Company, KMI and the Trustee, will constitute a valid and legally binding agreement, enforceable against Finance Company and KMI in accordance with its terms, subject, as to enforcement, in the case of the Notes, the Guarantees and the Indenture, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and in the case of the Guarantees and the Indenture, as the rights to indemnification thereunder may be limited by federal or state securities laws; and the Securities, the Guarantees and the Indenture will conform in all material respects to the descriptions thereof contained in the Offering Memorandum;

(m)

Since September 30, 2005, none of Finance Company, KMI or any of the Significant Subsidiaries has taken any action that is or was designed to or that has constituted or that might have reasonably been expected to cause or result in illegal or improper stabilization or manipulation of the price of any security of KMI to facilitate the sale or resale of the Securities;

(n)

The execution, delivery and performance of the Indenture, this Agreement and the Registration Rights Agreement, the issuance and sale of the Securities, the issuance of the Guarantees, and the compliance with the terms and provisions of the Indenture, the Securities, the Guarantees and the Registration Rights Agreement will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which KMI or any of the Significant Subsidiaries is a party or by which KMI or any of the Significant Subsidiaries is bound or to which any of the property of KMI or the property of any of the Significant Subsidiaries is subject, except where any such foregoing occurrence will not prevent the consummation of the transactions contemplated herein or would not have a Material Adverse Effect, nor will such action result in any violation of the provisions of the partnership agreement, certificate of incorporation, bylaws or other formation or governing document, as the case may be, of KMI or any of the Significant Subsidiaries, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over KMI or any of the Significant Subsidiaries or any of the properties of any such entities, and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over KMI or any of the Significant Subsidiaries or any of the properties of such entities is required for the issuance and sale of the Securities by Finance Company, the issuance of the Guarantees by KMI or the consummation by Finance Company and KMI of the transactions contemplated by the Registration Rights Agreement, except (i) for the filing of a registration statement by Finance Company and KMI with the Commission under the Securities Act of 1933, as amended (the “Act”), and the qualification of an indenture under the Trust Indenture Act of 1939, as amended, pursuant to Section 5(j) hereof and (ii) such consents, approvals, authorizations, registrations or qualifications as may be required under the state or provincial securities or Blue Sky laws and in connection with the purchase and resale of the Securities by the Purchasers and in connection with the Registration Rights Agreement;

(o)

Other than as set forth in the Offering Memorandum, there are no legal or governmental proceedings pending to which KMI or any of its subsidiaries is a party or of which any property of KMI or any of its subsidiaries is the subject which would be reasonably likely to, individually or in the aggregate, have a Material Adverse Effect; and, to KMI’s knowledge, no such proceedings are threatened or contemplated;

(p)

Except as disclosed in the Offering Memorandum, none of KMI or any of its subsidiaries has violated any federal or state law or regulation relating to the protection of human health or the environment except for any violations and remedial actions as would not be reasonably likely to, individually or in the aggregate, have a Material Adverse Effect;

(q)

Except as disclosed in the Offering Memorandum, since the date of the latest audited financial statements included in the Offering Memorandum there has been no change, nor any development or event involving a prospective change that would have a Material Adverse Effect;

(r)

Each of KMI and the Significant Subsidiaries owns or leases all properties as are necessary to the conduct of its operations as described in the Offering Memorandum, except where the failure to own or lease any of such properties would not, individually or in the aggregate, have a Material Adverse Effect;

(s)

When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Act) as securities of KMI or Finance Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

(t)

Each of KMI and Finance Company is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Memorandum, will be, exempt from regulation as (i) a “holding company” or a “subsidiary company” of a “holding company” thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (ii) an “investment company,” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(u)

Neither Finance Company or KMI nor any person acting on behalf of Finance Company or KMI has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act; provided, that for the sake of clarity, Finance Company and KMI make no representation as to actions by the Purchasers;

(v)

Within the preceding six months, neither Finance Company or KMI nor any other person acting on behalf of Finance Company or KMI has offered or sold to any person any Securities or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Purchasers hereunder; Finance Company and KMI will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or any substantially similar security issued by Finance Company or KMI, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to Finance Company and KMI by the Purchasers), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act; provided, that for the sake of clarity, Finance Company and KMI make no representation as to actions by the Purchasers;

(w)

With respect to those offered Securities sold in reliance on Regulation S, (A) none of Finance Company, KMI, its affiliates or any person acting on its or their behalf (other than the Purchasers, as to whom Finance Company and KMI make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (B) each of Finance Company, KMI, its affiliates and any person acting on its behalf (other than the Purchasers, as to whom Finance Company and KMI make no representation) has complied and will comply with the offering restrictions requirement of Regulation S;

(x)

None of KMI or any of the Significant Subsidiaries is involved in any labor dispute and, to the knowledge of KMI, no such dispute has been threatened, except for such disputes as would not, individually or in the aggregate, have a Material Adverse Effect;

(y)

KMI has an authorized debt capitalization as summarized in the Offering Memorandum;

(z)

The statements set forth in the Offering Memorandum under the caption “Description of Notes,” insofar as they purport to constitute a summary of the terms of the Securities are accurate, complete and fair in all material respects; the statements set forth in the Offering Memorandum under the caption “Income Tax Considerations” fairly and accurately summarize the matters discussed therein in all material respects;

(aa)

To KMI’s knowledge, after due inquiry, each of PricewaterhouseCoopers LLP and KPMG LLP, who has certified certain financial statements of KMI and its subsidiaries, is an independent registered public accounting firm as required by the Act and the rules and regulations of the Commission thereunder;

(bb)

KMI maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by KMI’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles; KMI believes that its internal control over financial reporting is effective;

(cc)

Since the date of KMI’s latest unaudited financial statements incorporated by reference in the Offering Memorandum, there has been no change in KMI’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, KMI’s internal control over financial reporting;

(dd)

KMI maintain disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to KMI and its consolidated subsidiaries is made known to the principal executive officer and principal financial officer of KMI by others within those entities; KMI believes that such disclosure controls and procedures are effective in all material respects to provide reasonable assurance that information required to be disclosed in the reports KMI files under the Exchange Act is recorded, processed, summarized and reported as and when required;

(ee)

KMI and Finance Company represent and agree that, unless they obtain the prior consent of the Purchasers, and the Purchasers represent and agree that, unless they obtain the prior consent of KMI and Finance Company, neither has made and will not make any offer relating to the Securities that, if the placement of the Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed with the Commission, would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission.

2.

 (a)

On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, Finance Company agrees to sell to each Purchaser, severally and not jointly, and each Purchaser, severally and not jointly, agrees to purchase from Finance Company at the purchase price set forth below, the aggregate principal amount of Securities set forth in Schedule I opposite the name of such Purchaser, plus any additional principal amount of Securities which such Purchaser may become obligated to purchase pursuant to the provisions of Section 10 hereof.  The purchase price for the Securities shall be as follows: with respect to the 2011 Notes, 99.552% of the aggregate principal amount thereof; with respect to the 2016 Notes, 99.453% of the aggregate principal amount thereof; and with respect to the 2036 Notes, 99.176% of the aggregate principal amount thereof; plus, in each case, accrued interest from December 9, 2005 to the Closing Time (as defined in Section 2(b) hereunder).

(b)

Subject to Section 10 hereof, payment for and delivery of the Securities will be made at the Closing Location (as defined below) at 10:00 A.M., New York City time, on December 9, 2005, or at such other time on the same or such other date, not later than the fifth business day thereafter, as the Purchasers, Finance Company and KMI may agree upon in writing (such time and date of payment and delivery being herein called “Closing Time”).

3.

Upon the release of the Securities, the Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Memorandum and the Purchasers, severally and not jointly, hereby represent and warrant to, and agree with Finance Company and KMI that:

(a)

They will (i) offer and sell the Securities only (A) to persons who they reasonably believe are “qualified institutional buyers” (QIBs) within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A or (B) (x) in “offshore transactions” to non-“U.S. persons” in each case as defined in Regulation S, (y) in compliance with Regulation S, and (z) during the distribution compliance period as defined in Regulation S in accordance with Rule 903 under the Act, and (ii) not enter into any contractual arrangement with respect to the sale or distribution of the Securities, except (I) with their affiliates, (II) with any person who has agreed in writing to comply with the applicable requirements of Regulation S or (III) with the prior written consent of Finance Company and KMI;

(b)

They are each an “accredited investor” within the meaning of Rule 501 under the Act; and

(c)

They will not offer or sell the Securities by any form of general solicitation or general advertising, including, but not limited to, the methods described in Rule 502(c) under the Act.

4.

(a)

Payment shall be made to Finance Company by wire transfer of immediately available funds to a bank account designated by Finance Company against delivery of the Securities to the Purchasers in the manner set forth below.

(b)

The Securities to be purchased by the Purchasers hereunder will be represented by one or more definitive global certificates in book-entry form representing the Securities, which will be deposited by or on behalf of Finance Company with The Depository Trust Company (“DTC”) or its designated custodian.  Finance Company will deliver the global certificates representing the Securities to the Purchasers, for the respective accounts of the Purchasers, against payment by or on behalf of the Purchasers of the purchase price therefor, by causing DTC to credit the Securities to the account of the Purchasers at DTC.  Finance Company will cause the global certificates representing the Securities to be made available to the

Purchasers for checking at least twenty-four hours prior to the Closing Time at the office of DTC or its designated custodian (the “Designated Office”).

(c)

The documents to be delivered by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 7(g) hereof, will be delivered at the offices of Bracewell & Giuliani LLP at 711 Louisiana Street, Suite 2300, Houston, Texas 77002-2781 (the “Closing Location”), and the Securities will be delivered at the Designated Office, all at the Closing Time.  A meeting will be held at the Closing Location at 4:00 p.m., New York City time, on the New York Business Day next preceding the Closing Time, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto.  For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

5.

Finance Company and KMI agree, jointly and severally, with each Purchaser as follows:

(a)

To prepare the Offering Memorandum in a form approved by the Purchasers; to make no amendment or any supplement to the Preliminary Offering Memorandum or the Offering Memorandum that shall be disapproved by the Purchasers promptly after reasonable notice thereof; and to furnish the Purchasers with copies thereof;

(b)

Promptly from time to time to take such action as the Purchasers may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Purchasers may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith Finance Company and KMI shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c)

Promptly, on the New York Business Day following the date of this Agreement, to furnish the Purchasers with electronic copies of the Offering Memorandum and each amendment or supplement thereto; and if, at any time prior to the earlier of the date on which the Purchasers have completed the placement of the Securities as evidenced by a notice in writing from the Purchasers to KMI and Finance Company or the date that is 6 months after the date of the Offering Memorandum, any event shall have occurred as a result of which the Offering Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Memorandum is delivered, not misleading, to notify the Purchasers and upon the Purchasers’ request to prepare and furnish without charge to the Purchasers and to any dealer in securities as many copies as the Purchasers may from time to time reasonably request of an amended Offering Memorandum or a supplement to the Offering Memorandum that will correct such statement or omission; (for the purposes of this Section 5, “New York Business Day” shall mean each Monday, Tuesday,

Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close);

(d)

During the period beginning on the date of this Agreement and continuing to and including January 20, 2006, not to, directly or indirectly, sell, offer to sell, contract to sell, hedge, pledge, grant an option to purchase, issue any instrument convertible or exchangeable for or representing the right to receive, otherwise dispose of any securities of Finance Company or KMI substantially similar to the Securities (other than commercial paper issued in the ordinary course of business), or enter into any derivative transaction with similar effect as a sale of the Securities without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc.; provided, however, that the foregoing restriction shall not apply to the sale of Securities to the Purchasers pursuant to this Agreement or the transactions contemplated by the Registration Rights Agreement;

(e)

Not to be or become, at any time prior to the expiration of three years after the Closing Time, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

(f)

At any time when KMI is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at Finance Company’s and its expense, upon request, to holders of Securities and prospective purchasers of Securities information (the “Additional Information”) satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;

(g)

To make available to the holders of the Securities as soon as reasonably practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of KMI and its consolidated subsidiaries certified by independent public accountants) and, as soon as reasonably practicable after the end of each of the first three quarters of each fiscal year (beginning with the first such fiscal quarter ending after the date of the Offering Memorandum), to make available to the holders of the Securities consolidated summary financial information of KMI and its subsidiaries for such quarter in reasonable detail;

(h)

During the period of five years from the date hereof, to supply to the Purchasers copies of such financial statements and other periodic and special reports as KMI may from time to time distribute generally to its lenders or to the holders of any class of its securities registered under Section 12 of the Exchange Act and to furnish to the Purchasers a copy of each annual or other report it shall be required to file with the Commission.

(i)

During the period of two years after the Closing Time, KMI and Finance Company will not, and will not permit any of its “affiliates” (as defined in Rule 144 under the Act) to, resell any of the Securities that constitute “restricted securities” under Rule 144 that have been reacquired by any of them; and

(j)

KMI and Finance Company shall enter into the Registration Rights Agreement as described in the Offering Memorandum pursuant to which they will file a registration statement on Form S-4 providing for the registration of another series of debt securities of Finance Company guaranteed by KMI, with terms identical to the Securities (the “Exchange Securities”), offer to exchange the Securities for the Exchange Securities all in a manner that will permit persons who acquire the Exchange Securities to resell the Exchange Securities pursuant to Section 4(1) of the Act.

6.

Finance Company and KMI covenant and agree, jointly and severally, with each Purchaser that Finance Company or KMI will pay or cause to be paid the following:  (i) the fees, disbursements and expenses of Finance Company’s and KMI’s counsel and accountants in connection with the issuance of the Securities and all of Finance Company’s and KMI’s other expenses in connection with the preparation and printing of the Preliminary Offering Memorandum and the Offering Memorandum and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of any printing of this Agreement, the Registration Rights Agreement, the Indenture, the Blue Sky and legal investment memoranda; (iii) all reasonable expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, but not including the fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment memoranda; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing, issuing and delivering the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the reasonable fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; and (vii) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for in this Section.  It is understood, however, that, except as provided in this Section, and Sections 8 and 12 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel and transfer taxes on resale of any of the Securities by them.

7.

The obligations of the Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of KMI herein are, at and as of the Closing Time, true and correct, the condition that KMI shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)

Vinson & Elkins L.L.P., counsel for the Purchasers, shall have furnished to the Purchasers such written opinion or opinions, in form satisfactory to the Purchasers, dated the Closing Time, with respect to certain of the matters covered in paragraphs (1), (5), (7), (8), (9), (10) and (14) of the opinion attached hereto as Annex I and a letter, in form satisfactory to the Purchasers, substantially similar to the letter required to be delivered by Bracewell & Giuliani LLP pursuant to subsection (b) below as well as such other related matters as the Purchasers may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(b)

Each of Bracewell & Giuliani LLP and Blake, Cassels & Graydon LLP, counsel for Finance Company and KMI, shall have furnished to the Purchasers its written opinion, dated the Closing Time, in form and substance satisfactory to the Purchasers, to the effect set forth in Annex I and Annex II hereto respectively;

(c)

At the time of the execution of this Agreement by Finance Company and KMI (or such later date as shall be acceptable to the Purchasers), and also at the Closing Time, each of PricewaterhouseCoopers LLP and KPMG LLP shall have furnished to the Purchasers a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Purchasers;

(d)

(i) KMI and its subsidiaries shall not have sustained since the date of the latest audited financial statements included or incorporated by reference in each of the Preliminary Offering Memorandum and the Offering Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree that could reasonably be expected to have a Material Adverse Effect, and (ii) since the respective dates as of which information is given in each of the Preliminary Offering Memorandum and the Offering Memorandum, there shall not have been any change, or any development involving a prospective change, in the capital stock, partnership interests or long term debt of KMI or any of its subsidiaries that would constitute a material adverse change to KMI and its subsidiaries taken as a whole, or any material adverse change in the general affairs, management, financial position, or results of operations of KMI and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, in the case of either clause (i) or this clause (ii) other than as set forth in or contemplated by each of the Preliminary Offering Memorandum and the Offering Memorandum, if in the judgment of a majority in interest of the Purchasers any such change makes it impracticable or inadvisable to consummate the sale and delivery of the Securities as contemplated in each of the Preliminary Offering Memorandum and the Offering Memorandum;

(e)

Subsequent to the date hereof (i) no downgrading shall have occurred in the rating accorded to KMI’s debt securities or preferred stock by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced, beyond what it had announced prior to the date hereof, that it has under surveillance or review, with possible negative implications, its rating of any of KMI’s debt securities or preferred stock;

(f)

Subsequent to the execution of this Agreement, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension in trading in KMI’s securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York or Texas State or Canadian authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States or Canada; (iv) the outbreak or escalation of hostilities involving the United States or Canada or the declaration by the United States or Canada of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of a majority in interest of the Purchasers makes it impracticable or inadvisable to proceed with the offering or the sale of and payment for the Securities on the terms and in the manner contemplated in this Agreement and each of the Preliminary Offering Memorandum and the Offering Memorandum; and

(g)

The Purchasers shall have received at the Closing Time a certificate, dated as of Closing Time, of the Chief Executive Officer, the President, Chief Financial Officer or any Vice President of each of Finance Company and KMI, as the case may be, which shall certify that (i) the representations and warranties of Finance Company and KMI, as the case may be, contained herein are true and correct on and as of the Closing Time, (ii) Finance Company and KMI, as the case may be, have performed all covenants and agreements herein contained to be performed on their parts at or prior to the Closing Time; and the certificate with respect to KMI shall also certify that (iii) KMI and its subsidiaries have not sustained, since the date of the latest audited financial statements included or incorporated by reference in each of the Preliminary Offering Memorandum and the Offering Memorandum, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree that would reasonably be expected to have a Material Adverse Effect, other than as set forth or contemplated by each of the Preliminary Offering Memorandum and the Offering Memorandum, and (iv) since the respective dates as of which information is given in each of the Preliminary Offering Memorandum and the Offering Memorandum, there has not been any change, or any development involving a prospective change, in the partnership interests, capital stock or long-term debt of KMI or any of its subsidiaries that would constitute a material adverse change to KMI and its subsidiaries taken as a whole, or any material adverse change in the general affairs, management, financial position or results of operations of KMI and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, other than as set forth or contemplated by each of the Preliminary Offering Memorandum and the Offering Memorandum.

8.

(a)

Finance Company and KMI will, jointly and severally, indemnify and hold harmless each Purchaser and each person, if any, who controls any Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:

 (i)   against any and all loss, liability, claim, damage and expense whatsoever, to which such Purchaser may become subject, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or Offering Memorandum (or any amendment or supplement thereto) or the omission or alleged omission therefrom (except for, in the case of the Preliminary Offering Memorandum, offering price, Purchasers’ discount, principal amount, interest rate, redemption price, delivery date, allocation between Purchasers and other information that is customarily omitted from preliminary offering memoranda, and information based upon or derived from any of the foregoing, which information is contained in the Offering Memorandum) of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)   against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 8(d) below) any such settlement is effected with the written consent of KMI and Finance Company; and

(iii)   against any and all expense whatsoever, as incurred (including, subject to Section 8(c) hereof, the fees and disbursements of counsel chosen by the Purchasers), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above; provided, however, that the indemnity set forth in this Section 8(a) shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to KMI or Finance Company by or on behalf of any Purchaser expressly for use in the Preliminary Offering Memorandum or Offering Memorandum (or any amendment or supplement thereto).

(b)

Each Purchaser, severally in proportion to its respective purchase obligation and not jointly, agrees to indemnify and hold harmless KMI and Finance Company and each person, if any, who controls KMI or Finance Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Preliminary Offering Memorandum or Offering Memorandum (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to KMI or Finance Company by or on behalf of such Purchaser expressly for use in the Preliminary Offering Memorandum or Offering Memorandum (or any amendment or supplement thereto).

(c)

Each indemnified party shall give written notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 8(a) above, counsel to the indemnified parties shall be selected by the Purchasers, and, in the case of parties indemnified pursuant to Section 8(b) above, counsel to the indemnified parties shall be selected by KMI and Finance Company, provided that if it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action, provided, however, that the indemnifying party shall pay the fees and expenses of separate counsel for the indemnified party if (i) the indemnifying party has agreed to pay such fees and expenses or (ii) counsel for the indemnifying party reasonably determines that representation of both the indemnifying party and the indemnified party by the same counsel would create a conflict of interest. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 or Section 9 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)

If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 8(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by Section 8(a)(ii) effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

9.

If the indemnification provided for in Section 8 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by Finance Company and KMI, on the one hand and the Purchasers on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Finance Company and KMI, on the one hand and of the Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.  The relative benefits received by Finance Company and KMI, on the one hand and the Purchasers on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the

Securities pursuant to this Agreement (before deducting expenses but after deducting the total underwriting commission received by the Purchasers) received by Finance Company, and the total underwriting commission received by the Purchasers, bear to the aggregate price to investors of the Securities as set forth on the cover of the Offering Memorandum.  The relative fault of Finance Company and KMI, on the one hand and the Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by Finance Company or KMI or by the Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  Finance Company, KMI and the Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.  Notwithstanding the provisions of this Section 9, no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it and resold to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 9, each person, if any, who controls a Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Purchaser; and each person, if any, who controls KMI or Finance Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as KMI and Finance Company.  The various Purchasers’ respective obligations to contribute pursuant to this Section 9 are several in proportion to their respective purchase obligations and not joint.

The obligations of Finance Company and KMI under this Section 9 shall be in addition to any liability which Finance Company and KMI may otherwise have.

10.

If one or more of the Purchasers shall fail (other than for a reason sufficient to justify the termination of this Agreement) to purchase at the Closing Time the principal amount of Securities agreed to be purchased by such Purchaser or Purchasers, the remaining Purchaser or Purchasers may find one or more substitute purchasers to purchase such Securities or make such other arrangements as they may deem advisable or one or more of the remaining Purchasers may agree to purchase such Securities in such proportions as may be approved by the remaining Purchaser or Purchasers, in each case upon the terms herein set forth.  If no such arrangements have been made within 24 hours after the Closing Time, and

(a)

the aggregate principal amount of Securities to be purchased by the defaulting Purchaser or Purchasers shall not exceed 10% of the total principal amount of the

Securities, each of the non-defaulting Purchasers shall be obligated to purchase such Securities on the terms herein set forth in proportion to their respective obligations hereunder, or

(b)

the aggregate principal amount of Securities to be purchased by the defaulting Purchaser or Purchasers shall exceed 10% of the total principal amount of the Securities, Finance Company and KMI shall be entitled to an additional period of 24 hours within which to find one or more substitute purchasers satisfactory to the remaining Purchaser or Purchasers to purchase such Securities, upon the terms set forth herein.

In any such case, the Purchasers, Finance Company or KMI shall have the right to postpone the Closing Time for a period of not more than seven business days in order that necessary changes and arrangements may be effected. If the aggregate principal amount of the Securities to be purchased by such defaulting Purchasers shall exceed 10% of the total principal amount of the Securities, and neither the non-defaulting Purchasers, Finance Company nor KMI shall make arrangements pursuant to this Section 10 within the period stated for the purchase of the Securities which the defaulting Purchaser or Purchasers agreed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Purchaser and without liability on the part of Finance Company or KMI, except, in each case, as provided in Section 6, 8, 9 and 12 hereof. The provisions of this Section 10 shall not in any way affect the liability of any defaulting Purchaser to Finance Company or KMI or the non-defaulting Purchasers arising out of such default. A substitute purchaser hereunder shall become a Purchaser for all purposes of this Agreement.

11.

The reimbursement, indemnification and contribution agreements contained in Sections 6, 8 and 9 hereof and the representations, warranties, covenants and agreements of Finance Company, KMI and Purchasers in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any officer, director or controlling person of any Purchaser, or by or on behalf of KMI or Finance Company or any controlling person of KMI or Finance Company, and (c) delivery of and payment for the Securities under this Agreement.

12.

This Agreement may be terminated by a majority in interest of the Purchasers by notifying Finance Company and KMI at any time at or prior to the Closing Time, if any of the conditions specified in Section 7 hereof shall not have been fulfilled when and as required by this Agreement.

If this Agreement is terminated pursuant to any of the provisions hereof, except as otherwise provided herein, KMI and Finance Company shall not be under any liability to any Purchaser and no Purchaser shall be under any liability to KMI or Finance Company, except that (a) if this Agreement is terminated by the Purchasers because of any failure or refusal on the part of KMI or Finance Company to comply with the terms of this Agreement or because any of the conditions contained in Section 7 of this Agreement, other than Section 7(e) or Sections 7(f)(i), (iii), (iv) or (v), have not been met, KMI and Finance Company will reimburse the Purchasers for all reasonable out-of-pocket expenses (including the reasonable fees and disbursement of their counsel) reasonably incurred by them and (b) no Purchaser who shall have failed or refused to purchase the Securities agreed to be purchased by it hereunder, without some reason sufficient hereunder to justify its cancellation or termination of its obligations hereunder, shall be relieved of liability to KMI, Finance Company or the other Purchasers for damages occasioned by its default.

13.

Each of Finance Company and KMI acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between Finance Company and KMI, on the one hand, and the Purchasers, on the other, (ii) in connection therewith and with the process leading to such transaction the Purchasers are acting solely as principals and not the agent or fiduciary of Finance Company or KMI, (iii) the Purchasers  have not assumed an advisory or fiduciary responsibility in favor of Finance Company or KMI with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Purchasers have advised or are currently advising Finance Company or KMI on other matters) or any other obligation to Finance Company or KMI except the obligations expressly set forth in this Agreement, (iv) the Purchasers and their affiliates may have interests that differ from those of Finance Company and KMI and (v) Finance Company and KMI have consulted their own legal advisors to the extent they deemed appropriate.  Finance Company and KMI agree that they will not claim that the Purchasers have rendered advisory services of any nature or respect, or owe a fiduciary or similar duty to Finance Company or KMI, in connection with such transaction or the process leading thereto.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between Finance Company and KMI and the Purchasers with respect to the subject matter hereof.

Finance Company and KMI and the Purchasers hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

14.

In dealings hereunder, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any written statement, request, notice or agreement on behalf of any Purchaser made or given by Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to the Purchasers in care of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Attention: Robert Pacha, Managing Director, 4 World Financial Center, New York,  NY 10080; and if to KMI or Finance Company shall be delivered or sent by mail to the address of KMI or Finance Company set forth in the Offering Memorandum, Attention: General Counsel.  Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

15.

This Agreement has been and is made solely for the benefit of the Purchasers, KMI, Finance Company and their respective permitted successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Purchasers, Finance Company or KMI, and their respective successors and assigns, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement.

The term “successors and assigns” shall not include any purchaser of Securities merely because of such purchase.

16.

Time shall be of the essence of this Agreement.  As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

17.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

18.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile copies of signatures shall constitute original signatures for all purposes of this Agreement and any enforcement hereof.

If the foregoing is in accordance with your understanding, please sign and return to us, one for Finance Company, one for KMI and one for the Purchasers plus one for each counsel, counterparts hereof, and, upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between Finance Company, KMI and the Purchasers.

Very truly yours,

KINDER MORGAN FINANCE COMPANY, ULC

By:

 /s/ Joseph Listengart

Name: Joseph Listengart

Title: Vice President

KINDER MORGAN, INC.

By:

 /s/ Joseph Listengart

Name: Joseph Listengart

Title: Vice President

Accepted as of the date hereof:

MERRILL LYNCH, PIERCE, FENNER & SMITH

                               INCORPORATED

CITIGROUP, GLOBAL MARKETS INC.

By:

Merrill Lynch, Pierce, Fenner & Smith

                                 Incorporated

By:

 /s/ Robert A. Pacha

Name: Robert A. Pacha

Title: Managing Director

By:

Citigroup Global Markets Inc.

By:

  /s/ Gerard L. Eastman, Jr.

Name: Gerard L. Eastman, Jr.

Title: Managing Director

For themselves and as Representatives of the other Purchasers named in Schedule I hereto.

SCHEDULE I

Purchaser	Principal Amount of 2011 Notes to be Purchased	Principal Amount of 2016 Notes to be Purchased	Principal Amount of 2036 Notes to be Purchased
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$225,000,000	$255,000,000	$165,000,000
Citigroup Global Markets Inc.	225,000,000	255,000,000	165,000,000
Barclays Capital Inc.	28,125,000	31,875,000	55,000,000
Greenwich Capital Markets, Inc.	75,000,000	31,875,000	20,625,000
J.P. Morgan Securities Inc.	28,125,000	85,000,000	20,625,000
Banc of America Securities LLC	28,125,000	31,875,000	20,625,000
Calyon Securities (USA) Inc.	28,125,000	31,875,000	20,625,000
Harris Nesbitt Corp.	28,125,000	31,875,000	20,625,000
Mitsubishi UFJ Securities International plc	28,125,000	31,875,000	20,625,000
SunTrust Capital Markets, Inc.	28,125,000	31,875,000	20,625,000
Wachovia Capital Markets, LLC	28,125,000	31,875,000	20,625,000

Total	$750,000,000	$850,000,000	$550,000,000

SCHEDULE II

SIGNIFICANT TERASEN SUBSIDIARIES

Terasen Inc.

Terasen Gas Inc.

Terasen Gas (Vancouver Island) Inc.

Terasen Pipelines (Trans Mountain) Inc.

Terasen Pipelines (Corridor) Inc.

SCHEDULE III

CONSOLIDATED SUBSIDIARIES OF KINDER MORGAN, INC.

THAT ARE NOT WHOLLY-OWNED

Name of Consolidated Subsidiary

Percent not Owned

Kinder Morgan Management

81.7

%

Canyon Creek Compression

30.0

%

KN Thermo LLC

1.0

%

Thermo Greeley LLC

1.0

%

KMC Thermo LLC

1.0

%

Cogeneration Holding LLC

1.0

%

Consolidated, no common ownership, but preferred:

Triton Power LLC

Triton Power Michigan LLC

ANNEX I

FORM OF BRACEWELL & GIULIANI, L.L.P. OPINION

TO BE DELIVERED PURSUANT TO SECTION 7(B)

1.

Each of KMI, the Partnership, the Delegate, and the General Partner is validly existing and in good standing as a corporation, limited partnership  or limited liability company, as applicable, under the laws of its jurisdiction of incorporation or formation, as applicable, and each such entity has full corporate, partnership or limited liability company power and authority, as the case may be, to own its properties and to conduct its business as such business is described in the Offering Memorandum;

2.

No consent, approval, authorization, order, or filing with, any federal or Texas court or governmental agency or body is required under federal or Texas law, or the Kansas General Corporation Code, for the consummation by Finance Company and KMI of the transactions contemplated by the Agreement in connection with the issue and sale of the Notes by Finance Company, the issuance of the Guarantees by KMI and the Indenture, or contemplated by the Registration Rights Agreement except (a) with respect to the Registration Rights Agreement and the transactions contemplated thereunder, as may be required under or pursuant to the Act, the Exchange Act, the Trust Indenture Act, and any rules and regulations promulgated thereunder, (b) as may be required under state securities or Blue Sky laws in connection with the purchase and resale of the Securities by the Purchasers and with respect to the Registration Rights Agreement and the transactions contemplated thereunder, and (c) such as the failure to obtain or make would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

3.

To such counsel’s knowledge after due inquiry, and other than as set forth in the Offering Memorandum, there is no legal or governmental proceeding pending or threatened against KMI or any Significant Subsidiary (excluding Terasen Inc. and its subsidiaries, Finance Company and Acquisition Co.) or the Partnership which would individually or in the aggregate reasonably be expected to have a Material Adverse Effect;

4.

The Agreement has been duly authorized, executed and delivered by KMI;

5.

The Registration Rights Agreement has been duly authorized, executed and delivered by KMI and, assuming the due authorization, execution and delivery thereof by the Purchasers and Finance Company, constitutes a valid and legally binding agreement, enforceable against KMI in accordance with its terms;

6.

The execution and delivery by KMI and Finance Company of the Agreement and the Registration Rights Agreement and the consummation of the transactions therein contemplated and the execution and delivery by KMI and Finance Company of the Indenture will not violate (a) any of the terms or provisions of any indenture, mortgage, deed of trust or loan agreement or other agreement or instrument filed or incorporated by reference as an exhibit to KMI’s Annual Report on Form 10-K most recently filed with the Commission or to any Form 10-Q or Form 8-K of KMI filed since the filing of such Annual Report on Form 10-K, (b) any provision of the certificate of incorporation or bylaws of KMI, (c) an existing obligation of KMI under any existing court or administrative order, judgment or decree of which such counsel has knowledge after due inquiry, or (d) any applicable provisions of the federal laws of the United States (based on the limitations set forth below), the laws of the state of Texas, or the Kansas General Corporation Code;

7.

Assuming the Notes have been duly authorized by Finance Company, the Notes, when executed by Finance Company and authenticated by the Trustee, and issued and delivered in the manner provided in the Indenture against payment of the consideration therefor pursuant to the Agreement, will constitute valid and legally binding obligations of Finance Company entitled to the benefits of the Indenture and enforceable against Finance Company in accordance with their respective terms;

8.

The Guarantees have been duly authorized by KMI; the Guarantees, when executed by KMI, and when the Notes have been duly authorized, executed and delivered by Finance Company and authenticated by the Trustee, and issued and delivered in the manner provided in the Indenture against payment of the consideration therefor pursuant to the Agreement, will constitute valid and legally binding obligations of KMI enforceable against KMI in accordance with their respective terms;

9.

The Indenture, the Securities and the Guarantees conform as to legal matters in all material respects to the descriptions thereof under the caption “Description of Notes” and “Exchange Offers, Registration Rights” in the Offering Memorandum; and based on the accuracy of the representations made by KMI and Finance Company and subject to the qualifications set forth therein, the statements made in the Offering Memorandum under the caption “United States Federal Income Tax Considerations,” insofar as they purport to constitute summaries of United States federal income tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects;

10.

The Indenture has been duly authorized, executed and delivered by KMI and, assuming the due authorization, execution and delivery thereof by the

Trustee and Finance Company, constitutes a valid and legally binding agreement of KMI, enforceable against KMI in accordance with its terms;

11.

KMI is not an “investment company” as such term is defined in the Investment Company Act of 1940, as amended;

12.

KMI is exempt from regulation as a “holding company” under the Public Utility Holding Company Act of 1935, as amended;

13.

The documents incorporated by reference in the Offering Memorandum (other than the financial statements and supporting schedules and other financial or accounting data included therein or omitted therefrom, as to which such counsel need express no opinion) when they were filed with the Commission, appeared on their face to comply as to form in all material respects with the requirements of the particular form under the Exchange Act and the rules and regulations thereunder; and

14.

Assuming the accuracy of the representations and warranties of Finance Company, KMI and the Purchasers in the Agreement and the due performance by Finance Company, KMI and the Purchasers therein, no registration of the Notes under the Securities Act, and no qualification of an indenture under the Trust Indenture Act with respect thereto, is required for (i) the offer and sale of the Notes by Finance Company to the Purchasers or the issuance of the Guarantees by KMI, and (ii) the initial resale of the Notes by the Purchasers in the manner contemplated by the Purchase Agreement.

In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the relevant federal law of the United States of America, Texas law, the Kansas General Corporation Code, the General Corporation Law of the State of Delaware, the Delaware LP Act, the Delaware LLC Act and, with respect to the opinion expressed in paragraph (10) and the last clauses of paragraph (7) and of paragraph (8), the relevant contract law of the state of New York, and that they render no opinion with respect to the state securities or blue sky laws of any jurisdiction or the law of any other jurisdiction.  Such counsel may note that they are not admitted to the practice of law in the State of Delaware or the State of Kansas.  With respect to paragraph (6), such counsel may also state that they render no opinion with respect to the anti-fraud provisions of the federal securities laws.

Such counsel may state that whenever its opinion is based on factual matters that are “to its knowledge after due inquiry” or "of which such counsel has knowledge after due inquiry" such counsel has relied to the extent such counsel deemed appropriate on certificates of officers (after discussion of the contents thereof with such officers) of KMI or certificates of others as to the existence or nonexistence of the factual matters upon which such opinion is predicated. Such counsel shall state that it has no reason to believe, however, that any such certificate is untrue or inaccurate in any material respect.

Such counsel may state that in addition to the limitations and qualifications set forth above, the enforceability of obligations of Finance Company and KMI under the Notes, the Guarantees, the Registration Rights Agreement or the Indenture, as the case may be, is subject to the effect of any applicable bankruptcy (including, without limitation, fraudulent conveyance and preference), insolvency, reorganization, rehabilitation, moratorium or similar laws and decisions relating to or affecting the enforcement of creditors’ rights generally, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), including, without limitation, concepts of good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief. Such principles are of general application, and in applying such principles a court, among other things, might decline to order Finance Company or KMI to perform covenants.  Such counsel may express no opinion as to the enforceability of Section 8(b) of the Registration Rights Agreement.  Further, such counsel need not express an opinion with respect to the enforceability of provisions in the Notes, the Guarantees, the Registration Rights Agreement or the Indenture with respect to waiver, delay, extension or omission of notice or enforcement of rights or remedies, waivers of defenses or waivers of benefits of stay, extension, moratorium, redemption, statutes of limitations or other benefits provided by operation of law. Further, such counsel may state that the enforceability of any exculpation, indemnification or contribution provisions contained in the Indenture or the Registration Rights Agreement may be limited by applicable law or public policy.

Such counsel may also state that because the primary purpose of such counsel’s engagement was not to establish or confirm factual matters or financial or accounting matters and because of the wholly or partially non-legal character of many of the statements contained in the Preliminary Offering Memorandum, the Offering Memorandum and any amendment or supplement thereto, such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Preliminary Offering Memorandum, the Offering Memorandum and any amendment or supplement thereto (except to the extent expressly set forth in paragraph (9) above) and they have not independently verified the accuracy, completeness or fairness of such statements (except as aforesaid); that, without limiting the foregoing, they assume no responsibility for, have not independently verified and have not been asked to comment on the accuracy, completeness or fairness of the financial statements and other financial or accounting data included in the Preliminary Offering Memorandum, the Offering Memorandum and any amendment or supplement thereto, and they have not examined the accounting, financial or other records from which such financial statements and other financial or accounting data contained therein were derived; and that they are not experts with respect to any portion of the Preliminary Offering Memorandum, the Offering Memorandum and any amendment thereto, including, without limitation, such financial statements and other financial or accounting data; such counsel did not participate in the preparation of the documents incorporated by reference in the Preliminary Offering Memorandum, the Offering Memorandum and any amendment or supplement thereto; however, they have participated in conferences with officers and other representatives of KMI and Finance Company, representatives of the independent accountants of KMI, and representatives of the Purchasers, including counsel for the Purchasers, at which the contents of the Preliminary Offering Memorandum, the Offering Memorandum and any amendment or supplement thereto and related matters were discussed; and, based upon such participation and review, and relying as to materiality in part upon the factual statements of officers and other representatives of KMI and Finance Company and representatives of the Purchasers, no facts have come to their attention that have caused them to believe that the Preliminary Offering Memorandum as of the Pricing Time (except in each case for the financial statements and related data and other financial or accounting data contained or incorporated by reference therein or omitted therefrom), or the Offering Memorandum or any amendment or supplement thereto as of the date of the Offering Memorandum, the date of such amendment or supplement or at the Closing Time (except in each case for the financial statements and related data and other financial or accounting data contained or incorporated by reference therein or omitted therefrom), included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, in connection with the Preliminary Offering Memorandum, they may state that they express no belief with respect to the offering price, Purchasers’ discount, principal amount, interest rate, redemption price, delivery date, allocation between Purchasers and other information that is customarily omitted from preliminary offering memoranda, and information based upon or derived from any of the foregoing.

Such counsel may state that its opinion is solely for the benefit of the Purchasers pursuant to Section 7(b) of the Agreement, and may not be used or relied upon by the Purchasers in any other capacity or for any other purpose and may not be used or relied upon by any other person or entity for any purpose without such counsel’s express prior written authorization.  Such counsel may state that except for the use permitted therein, such opinion may not be quoted, circulated or published, in whole or in part, or otherwise referred to, filed with or furnished to any other person or entity, without such counsel’s prior written authorization; that the opinion expressed therein is not an opinion with respect to matters of fact or a guarantee and should not be construed or relied on as such; that the opinion expressed therein is as of the date thereof, and such counsel expressly disclaims any responsibility to update such opinion after the date thereof, and that such opinion is strictly limited to the matters stated therein, and no other or more extensive opinion is intended, implied or to be inferred beyond the matters expressly stated therein.

ANNEX II

FORM OF BLAKE, CASSELS & GRAYDON OPINION

TO BE DELIVERED PURSUANT TO SECTION 7(B)

Capitalized terms used in this Annex II but not defined herein have the meanings given to such terms in the Purchase Agreement to which this Annex is attached.

1.

Finance Company has been duly incorporated and is validly subsisting under the laws of the Province of Alberta, and has all necessary corporate power and authority to own its properties and conduct its business as described in each of the Preliminary Offering Memorandum and Offering Memorandum and to execute and perform its obligations under each of the Purchase Agreement, the Indenture, the Notes and the Registration Rights Agreement.

2.

All of the issued shares of Finance Company: (a) have been duly and validly authorized and issued and are outstanding as fully paid and non-assessable, except that the holder thereof may be assessed without limit upon bankruptcy or winding up by virtue of the nature of an unlimited liability corporation, (b) are registered in the minute books of Finance Company in the name of 1197774 Alberta ULC, and (c) based upon our review of a search of the Alberta Personal Property Registry conducted on December 7, 2005, are held by 1197774 Alberta ULC free and clear of any lien, encumbrance or security interest registered against 1197774 Alberta ULC.

3.

1197774 Alberta ULC has been duly incorporated and is validly subsisting under the laws of the Province of Alberta.

4.

All the issued shares of 1197774 Alberta ULC: (a) have been duly and validly authorized and issued and are outstanding as fully paid and non-assessable, except that the holder thereof may be assessed without limit upon bankruptcy or winding-up by virtue of the nature of an unlimited liability corporation, and (b) are registered in the minute books of 1197774 Alberta ULC in the name of Kinder Morgan, Inc.

5.

Each of the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Notes has been duly authorized, executed and delivered by Finance Company and the Exchange Securities have been duly authorized.

6.

No notarization of the Purchase Agreement, the Indenture, the Registration Rights Agreement, the Securities or any other document, and no authorization, consent, permit, licence or approval of, or other action by, or registration, or filing with or notice to, any governmental agency or authority, regulatory body (including any securities commission), court, tribunal or other similar entity having jurisdiction, is required under the laws of the Province of Alberta or the federal laws of Canada applicable therein (collectively, "Alberta Laws"):

(a)

solely by reason of the execution and delivery by Finance Company of the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Notes or the Exchange Securities or the performance of its obligations thereunder;

(b)

solely by reason of the exercise or enforcement by the Purchasers or the holders of Securities or Exchange Securities of any of their rights and remedies under the Purchase Agreement, the Registration Rights Agreement, the Indenture the Securities or the Exchange Securities, as applicable; or

(c)

in order to ensure the legality, validity, enforceability or admissibility in evidence in a court in the Province of Alberta of the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Securities or the Exchange Securities,

provided that a corporation incorporated pursuant to the laws of a jurisdiction other than Alberta that is carrying on business in Alberta (as defined in the ABCA) will be required to register as an extraprovincial corporation prior to bringing an action in an Alberta Court.

7.

The (i) issue and sale of the Notes by Finance Company, (ii) issuance of the Guarantee by KMI, (iii) execution and delivery by Finance Company and KMI of the Purchase Agreement, the Indenture and the Registration Rights Agreement, and the consummation of the transactions therein contemplated and the performance by Finance Company and KMI of their respective obligations thereunder and under the Securities, and (iv) the exchange of the Securities for the Exchange Securities, do not and will not violate: (a) to our knowledge, any of the terms or provisions of any indenture, mortgage, deed of trust or loan agreement or other agreement or instrument to which Finance Company is a party or by which Finance Company is bound or to which any of the property or assets of Finance Company is subject; (b) any of the terms of the agreements listed in Schedule A to this opinion; (c) any provision of the constating documents of Finance Company; (d) any obligation of any of Terasen Inc., Terasen Gas Inc., Terasen Gas (Vancouver Island) Inc., Terasen Gas (Whistler) Inc., Terasen Pipelines (Trans Mountain) Inc., Terasen Pipelines (Corridor) Inc., Terasen Waterworks (Supply) Inc., Terasen Utility Services Inc., Inland Pacific Energy Services Inc. or Terasen International Inc. (collectively, the "Terasen Entities") or of Finance Company, 1197774 Alberta ULC or 0731297 B.C. Ltd. ("Acquisition Co.") under any existing court or administrative order, judgment or decree of which we have knowledge, or (d) any applicable provisions of Alberta Laws, provided that any exchange of the Securities for the Exchange Securities will require the Company to take additional steps in order to comply with the Securities Act (Alberta).

8.

Subject to the limitations, assumptions and qualifications set forth therein, the discussion set forth in each of the Preliminary Offering Memorandum and the Offering Memorandum under the caption "Canadian Material Federal Income Tax Considerations for Non-Residents of Canada" and in each of the Canadian Preliminary Private Placement Memorandum and the Canadian Private Placement Memorandum under the caption "Canadian Federal Income Tax Considerations" is a summary of the Canadian federal income tax matters described therein that is accurate in all material respects.

9.

To our knowledge, and other than as set forth in each of the Preliminary Offering Memorandum and the Offering Memorandum, there is no legal or governmental proceeding existing, pending or threatened against Finance Company, Acquisition Co.,

1197774 Alberta ULC or any of the Terasen Entities which would individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

10.

Acquisition Co. has been duly incorporated and is validly subsisting under the laws of the Province of British Columbia. The authorized capital of Acquisition Co. consists of an unlimited number of common shares and an unlimited number of preferred shares, of which 138,738 common shares and no preferred shares are issued and outstanding as fully paid and non-assessable.  All such common shares are registered in the minute books of Acquisition Co. in the name of Kinder Morgan, Inc.

11.

Terasen Inc. is validly subsisting under the laws of the Province of British Columbia.  The authorized capital of Terasen Inc. consists of 100,000,000 First Preferred Shares, 100,000,000 Second Preferred Shares and 750,000,000 common shares, of which 115,658,601 common shares and no preferred shares are issued and outstanding as fully paid and non-assessable.  106,474,413 common shares are registered in the name of Acquisition Co. and the remaining common shares are registered in the name of Trans Mountain Holdings Ltd., and based solely upon our review of searches of the British Columbia Personal Property Registry on December 7, 2005, all the shares common shares of Terasen Inc. are held by Acquisition Co. and Trans Mountain Holdings Ltd. free and clear of any lien, encumbrance or security interest registered against Acquisition Co. or Trans Mountain Holdings Ltd.  All of the shares of Trans Mountain Holdings Ltd. are registered in the minute books of Trans Mountain Holdings Ltd. in the name of Terasen Inc.

12.

No registration, filing or recording of the Indenture under Alberta Laws is necessary in order to preserve or protect the validity or enforceability of the Indenture or the Securities or Exchange Securities issued thereunder.

13.

The Indenture and the issuance, certification and delivery by Finance Company of the Securities and the Exchange Securities complies with the provisions of the Alberta Laws governing trust indentures and the issuance, certification and delivery of debt obligations.

14.

The offering, issue, sale and delivery of the Notes by Finance Company in accordance with the Purchase Agreement are exempt from the prospectus requirements of the securities laws of the provinces of Alberta and British Columbia (the "Securities Laws") and no prospectus is required nor are other documents required to be filed, proceedings taken or approvals, permits, consents or authorizations of regulatory authorities obtained under Securities Laws to permit the offering, issue, sale and delivery of the Notes by the Purchasers to subscribers in the provinces of Alberta or British Columbia; however, Finance Company will be required to file with the applicable securities regulatory authorities in Alberta or British Columbia with respect to certain purchasers of Notes in those provinces the report of exempt distribution on Form 45-106F1 contemplated in National Instrument 45-106 – Prospectus and Registration Exemptions, together, in each case, with the payment of applicable fees where required by the Securities Laws in the applicable province.

15.

All payments made by Finance Company under the Notes or the Exchange Securities or by KMI under the Guarantee of  the Notes and the Exchange Securities or under the Indenture may be paid without deduction for or on account of any taxes, levies, deductions, charges or withholding imposed or assessed by Alberta Laws where paid to a holder who is a non-resident of Canada and who, at the time of payment, deals at arm's length, within the meaning of the Income Tax Act (Canada), with Finance Company or KMI, as the case may be.

16.

No goods and services tax imposed under the federal laws of Canada will be collectible by any Purchaser in respect of the payment or crediting of any commission or fee as contemplated by the Purchase Agreement to any Purchaser.

17.

No withholding tax will be payable under Alberta Laws in respect of the payment or crediting of any commission or fee to a Purchaser who, for purposes of the Income Tax Act (Canada), is a non-resident of Canada and deals at arm's length with Finance Company at the time of payment, provided that any such fee is payable in respect of services rendered by the Purchaser outside Canada that are performed by the Purchaser in the ordinary course of business carried on by it that includes the performance of such services for a fee.

18.

No stamp duty, registration or documentary taxes, duties or similar charges are payable under Alberta Laws in connection with the creation, issuance, sale or delivery to the Purchasers of the Notes and the Exchange Securities or the authorization, execution, delivery and performance or enforcement of the Purchase Agreement, the Registration Rights Agreement, the Indenture or the resale of Notes or the Exchange Securities by a Purchaser.

19.

If an action or proceeding were brought by a Purchaser or a holder of Securities or Exchange Securities in an Alberta court to enforce the Purchase Agreement, the Registration Rights Agreement, the Securities, the Exchange Securities or the Indenture, as applicable, against Finance Company and such court were to apply Alberta Laws to all matters in issue such action or proceeding (notwithstanding the express choice of New York Law in the Purchase Agreement, the Registration Rights Agreement and Indenture), the Purchase Agreement, the Registration Rights Agreement, the Securities, the Exchange Securities or the Indenture, as applicable, would constitute a legal, valid and binding obligation of Finance Company, enforceable against Finance Company by the Purchaser or a holder of Securities or Exchange Securities in accordance with its terms.

20.

A court of competent jurisdiction in the Province of Alberta (an "Alberta Court") would recognize the choice of the laws of the State of New York ("New York Law") as the governing law of the Purchase Agreement, the Indenture, the Registration Rights Agreement, the Securities and the Exchange Securities.

21.

In any proceeding brought before an Alberta Court for the enforcement of the Purchase Agreement, the Registration Rights Agreement, the Securities, the Exchange Securities or the Indenture, New York Law would be applied by such Alberta Court in accordance with the choice of New York Law as the governing law of the Purchase Agreement in

Section ● thereof, of Registration Rights Agreement in Section ● thereof, the Indenture in Section ● thereof, and of the Notes in ● thereof, to all issues which under the conflict of laws rules of the Province of Alberta are to be determined in accordance with the proper law of a contract, provided that in any such proceeding such Alberta Court:

(a)

will not take judicial notice of the provisions of New York Law and will only apply such provisions to the extent that they are proven to its satisfaction by expert testimony;

(b)

will apply Alberta Laws that under Alberta Laws would be characterized as procedural and will not apply any New York Law that under Alberta Laws would be characterized as procedural;

(c)

will apply provisions of Alberta Laws that have overriding effect, as interpreted under Alberta Laws (however, assuming that the meaning that would be given to the terms used in the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Securities and the Exchange Securities under New York Law would be the same as the meaning given to such terms under Alberta Laws, none of the provisions of the Purchase Agreement, the Indenture or the Notes violate any such provisions of Alberta Laws);

(d)

will not apply any New York Law that under Alberta Laws would be characterized as a revenue, expropriatory, penal or other public law;

(e)

will retain discretion to decline to hear such action if it is not the proper forum to hear such an action, or if concurrent proceedings are being brought elsewhere;

(f)

will not enforce the performance of any obligation provided for in the Purchase Agreement, the Indenture or the Securities if such performance is illegal under the laws of any jurisdiction in which such obligation is to be performed; and

(g)

will not apply New York Law to the extent that its application would be contrary to public policy, as such term is interpreted under Alberta Laws.

22.

Alberta Laws permit an action to be brought in an Alberta Court on a final and conclusive judgment in personam of a court in the state of New York (a "New York Court") that is subsisting and unsatisfied respecting the enforcement of the Purchase Agreement, the Registration Rights Agreement, the Securities, the Exchange Securities or the Indenture that is not impeachable as void or voidable under New York law and for a sum certain if:

(a)

the court rendering such judgment had jurisdiction over the judgment debtor as recognized by an Alberta Court;

(b)

such judgment was not obtained by fraud or in a manner contrary to natural justice and the enforcement thereof would not be inconsistent with public policy, as that term is interpreted under Alberta Laws, or contrary to any order made by the Attorney General of Canada under the Foreign Extraterritorial Measures Act (Canada) or the Competition Tribunal under the Competition Act (Canada) in respect of certain judgments, laws and directives having effects on competition in Canada;

(c)

the enforcement of such judgment does not constitute, directly or indirectly, the enforcement of foreign revenue, expropriatory or penal laws;

(d)

no new admissible evidence relevant to the action is discovered prior to the rendering of judgment by an Alberta Court; and

(e)

the action to enforce such judgment is commenced within two years of the date that the claimant knew or should have known it had a claim but in any event within ten years,

provided that (i) the enforceability of such judgment may be limited by applicable bankruptcy, insolvency, reorganization and other similar laws affecting creditors’ rights generally, and (ii) under the Currency Act (Canada), an Alberta Court may only give judgment in Canadian dollars.

23.

[Deleted]

24.

Assuming that the meaning that would be given to the terms used in the Purchase Agreement, the Indenture, the Registration Rights Agreement, the Securities or the Exchange Securities under New York Law would be the same as the meaning given to such terms under Alberta Laws, (i) none of the provisions of the Purchase Agreement, the Indenture, the Registration Rights Agreement, the Securities or the Exchange Securities violates public policy and (ii) public policy would not be contravened by reason only of enforcement by or on behalf of the Purchasers or the holders of the Securities or the Exchange Securities of any of the rights or remedies provided for in the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Securities and the Exchange Securities, as applicable, in accordance with the terms thereof.  No order would be made by the Attorney General of Canada under the Foreign Extraterritorial Measures Act (Canada) or by the Competition Tribunal under the Competition Act (Canada) in respect of a New York judgment by reason only that such New York judgment gave effect to the rights and remedies provided for in the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Securities and the Exchange Securities.

25.

Assuming that a Purchaser has all necessary capacity and authority under any relevant laws other than Alberta Laws, a Purchaser or a holder of Notes or Exchange Securities has the capacity to sue as plaintiff in an Alberta Court for the enforcement of its rights under the Purchase Agreement, the Indenture, the Registration Rights Agreement, the Notes or the Exchange Securities, as applicable, against Finance Company and such access to an Alberta Court is not subject to any conditions which are not applicable to residents of Canada or to a corporation incorporated or otherwise formed in Canada, except that a non-resident plaintiff may be required to post security for costs in the discretion of an Alberta Court and a corporation incorporated pursuant to the laws of a jurisdiction other than Alberta that is carrying on business in Alberta (as defined in ABCA) will be required to register as an extraprovincial corporation prior to bringing an action in an Alberta Court.

Our opinion may be subject to customary assumptions and qualifications and in rendering our opinion, we shall be entitled to rely upon certificates of representatives of Finance Company, 1197774 Alberta ULC, Acquisition Co., the Terasen Entities or public officials for factual information forming the basis of the opinions given herein. Our opinion may specify that we are under no obligation to advise on changes to our opinion resulting from a change in the law. Our opinion may also specify that it may only be relied upon by the persons to whom it is addressed.

The expressions "to our knowledge", "of which we are aware" or similar statements when used in this opinion: (a) refer to the actual knowledge of matters which have come or been brought to the attention of those lawyers presently with Blake, Cassels & Graydon LLP who have given substantive attention to the acquisition of Terasen Inc. by Kinder Morgan, Inc. and to the Purchase Agreement, the Indenture, the Registration Rights Agreement, the, Securities, the Preliminary Offering Memorandum and the Offering Memorandum; and (b) does not include constructive knowledge or knowledge imputed to us under common law principles of agency or otherwise.

Our opinions in paragraphs 6, 7, 11 and 13 as they relate to the Registration Rights Agreement or the issuance of the Exchange Securities may contain assumptions regarding the conduct of the exchange offer contemplated by the Registration Rights Agreement being in compliance with applicable securities laws.

With respect to the opinion in paragraph 14, we may assume that the Purchasers or their affiliates have complied with the provisions of the Purchase Agreement, including that all Notes that are sold to purchasers in British Columbia and Alberta are sold by investment dealers duly registered pursuant to the Securities Act (British Columbia) and the Securities Act (Alberta) and the regulations, rules, instruments and published policies thereunder, and are sold only to purchasers that are "accredited investors", as defined in National Instrument 45-106 – Prospectus and Registration Exemptions ("NI 45-106") in the Qualifying Provinces purchasing as principal.

The opinions expressed herein are subject to the following qualifications and limitations:

1.

The enforceability of the obligations of KMI and Finance Company under any agreements referred to herein is subject to the following:

(a)

any applicable bankruptcy, insolvency, winding-up, arrangement, liquidation, reorganization, moratorium or other laws affecting creditors’ rights generally;

(b)

equitable limitations on the availability of remedies;

(c)

statutory power of a court to grant relief from forfeiture;

(d)

applicable laws regarding limitations of actions;

(e)

general principles of equity which may apply to any proceeding in equity or at law;

(f)

the powers of a court to stay proceedings before it and to stay the execution of judgments;

(g)

limitations on the right of a creditor to receive immediate payment of amounts stated to be payable on demand or to accelerate the maturity of any indebtedness without reasonable notice to the debtor;

(h)

any provision of such agreements which:

(i)

states that amendments or waivers of or with respect to such agreements that are not in writing will not be effective;

(ii)

purports to sever any provision which is invalid or unenforceable under applicable law without affecting the validity or enforceability of the remainder of the document, which provisions may only be enforced in the discretion of a court; or

(iii)

purports to exculpate a party from liability in respect of acts or omissions which may be illegal, fraudulent or involve wilful misconduct; or

(i)

any provisions which purport to bind persons who are not parties to such agreements (other than by their agent, trustee or other representative.

2.

Subject to the Alberta Court’s equitable discretion, the amount payable in U.S. dollars under an order of the New York Court which is enforceable in Alberta will be converted, for the purpose of payment under an order of the Alberta Court, into Canadian dollars on the basis of the rate of exchange prevailing at the date of entry of the judgment in the New York Court, as ascertained from any branch of any bank carrying on business in Alberta, and the clerk of Alberta Court shall certify on the order for registration the sum so determined expressed in Canadian dollars and, on its registration in the Alberta Court, the judgment shall be deemed to be a judgment for the sum so certified.

3.

The provisions of the Interest Act (Canada) and the Judgment Interest Act (Alberta) may limit interest on a judgment debt to a rate less than the rate provided for by contract.

SCHEDULE A

Terasen Inc. Material Contracts

Material Shipping Contracts

1.

Amended and Restated Firm Service Agreement dated December 6, 1999 between Corridor Pipeline Limited, Trans Mountain Pipe Line Company Ltd., BC Gas Inc., Shell Canada Limited, Chevron Canada Resources Limited, and Western Oil Sands L.P., as amended September 14, 2000, March 29, 2001, and January 31, 2002.

2.

Each of the Express Pipeline System Transportation Service Agreements – Existing Available Capacity between Express Pipeline Ltd., as General Partner of the Express Pipeline Limited Partnership ("Express") and the various shippers thereunder.

Material Terasen Debt Agreements

3.

Credit Agreement between Terasen Inc. and the Toronto-Dominion Bank dated February 6, 2004

4.

Credit Agreement between Terasen Inc. and Royal Bank of Canada dated February 6, 2004

5.

Credit Agreement between Terasen Inc. and Canadian Imperial Bank of Commerce dated April 5, 2005

6.

Credit Facility Letter Agreement between Terasen Gas Inc. and Bank of Montreal dated April 15, 2004, renewed April 25, 2005

7.

Credit Facility Letter Agreement between Terasen Gas Inc. and Bank of Nova Scotia dated March 31, 1995, amended May 1, 1999, February 2, 2001 and April 19, 2005

8.

Credit Facility Letter Agreement between Terasen Gas Inc. and Canadian Imperial Bank of Commerce dated July 26, 2004

9.

Credit Facility Letter Agreement between Terasen Gas Inc. and National Bank of Canada dated February 8, 2001, renewed February 4, 2005

10.

Credit Facility Letter Agreement between Terasen Gas Inc. and TD Securities Inc. dated November 4, 2003, renewed July 15, 2004

11.

Centra Gas British Columbia Inc. Credit Agreement among Centra Gas British Columbia Inc., Canadian Imperial Bank of Commerce, Bank of Nova Scotia, Royal Bank of Canada and Toronto-Dominion Bank dated January 9, 1996

12.

Trust Deed between Centra Gas British Columbia Inc. and Montreal Trust Company of Canada dated January 9, 1996

13.

Westcoast Energy Funding Agreement among Westcoast Energy Inc., Canadian Imperial Bank of Commerce, Bank of Nova Scotia, Royal Bank of Canada and Toronto-Dominion Bank dated January 9, 1996

14.

Consent, Assignment, Release and Amendment Agreement, Centra BC Credit Agreement, Westcoast Energy Funding Agreement among Westcoast Energy Inc., BC Gas Inc., Centra Gas British Columbia Inc., Canadian Imperial Bank of Commerce, Royal Bank of Canada, The Bank of Nova Scotia, The Toronto-Dominion Bank and Caisse Central Desjardins, dated as of February 5, 2002

15.

Credit Agreement among Terasen Pipelines (Corridor) Inc., The Toronto-Dominion Bank, HSBC Bank Canada, Bank of Montreal, National Bank of Canada, and those other financial institutions which thereafter become lenders under such agreement, and TD Securities Inc. dated February 1, 2005

16.

US$16,000,000 Credit Agreement among Express US Holdings LP, Express Holdings (Canada) Limited Partnership and Royal Bank of Canada dated as of July 11, 2005

17.

Guarantee by Express Holdings (Canada) Limited Partnership of the obligations of Express Holdings USA Inc. in favour of Royal Bank of Canada dated July 11, 2005

18.

Uncommitted Credit Facility Letter Agreement between Express Holdings (USA) Inc. and Royal Bank of Canada dated July 11, 2005

19.

Trust Indenture between BC Gas Inc. and CIBC Mellon Trust Company dated as of November 21, 2001 providing for the issue of medium term notes, as supplemented by the First Series Supplement between BC Gas Inc. and CIBC Mellon Trust Company dated as of November 22, 2001

20.

Trust Indenture between BC Gas Inc. and CIBC Mellon Trust Company dated as of April 19, 2000

21.

Trust Indenture among BC Gas Inc, National Trust Company and Inland Energy Corp. dated as of December 3, 1990, and supplemented or amended by the following Supplemental Indentures:

(a)

First Supplemental Indenture among BC Gas Inc., National Trust Company of Canada and Inland Energy Corp. dated as of November 15, 1991

(b)

Second Supplemental Indenture among BC Gas Utility Ltd, National Trust Company and CIBC Mellon Trust Company dated February 3, 1999

(c)

Third Supplemental Indenture between BC Gas Utility Ltd. and CIBC Mellon Trust Company dated February 2, 1999

22.

Trust Indenture between Inland Natural Gas Co. Ltd. and National Trust Company, Limited dated as of November 1, 1977, as supplemented or amended by the following Supplemental Indentures:

(a)

First Supplemental Trust Indenture between Inland Natural Gas Co. Ltd. and National Trust Company, Limited dated as of November 17, 1981

(b)

Second Supplemental Trust Indenture between Inland Natural Gas Co. Ltd and National Trust Company, Limited dated as of July 11, 1984

(c)

Third Supplemental Trust Indenture between Inland Natural Gas Co. Ltd. and National Trust Company dated as of December 17, 1986

(d)

Fourth Supplemental Trust Indenture between Inland Natural Gas Co. Ltd. and National Trust Company dated as of June 1, 1989

(e)

Fifth Supplemental Indenture between BC Gas Inc. and National Trust Company dated as of July 1, 1989

(f)

Sixth Supplemental Indenture between BC Gas Inc. and National Trust Company dated as of June 14, 1990

(g)

Seventh Supplemental Indenture between BC Gas Inc. and National Trust Company dated as of October 26, 1990

(h)

Eighth Supplemental Indenture between BC Gas Inc. and National Trust Company dated as of August 1, 1992

(i)

Ninth Supplemental Indenture between BC Gas Utility Ltd. and National Trust Company dated as of July 28, 1993

(j)

Tenth Supplemental Indenture among BC Gas Utility Ltd., The R-M Trust Company and National Trust Company dated as of November 15, 1993

23.

Trust Indenture between Trans Mountain Pipe Line Company Ltd. and National Trust Company dated as of February 18, 1987, as supplemented or amended by the following Supplemental Indentures:

(a)

First Supplemental Indenture between Trans Mountain Pipe Line Company Ltd. and National Trust Company dated as of February 18, 1987

(b)

Second Supplemental Indenture between Trans Mountain Pipe Line Company Ltd. and National Trust Company dated as of November 22, 1989

(c)

Third Supplemental Indenture between Trans Mountain Pipe Line Company Ltd. and National Trust Company dated as of June 20, 1990

24.

Indenture between Terasen Pipelines (Corridor) Inc. and CIBC Mellon Trust Company dated as of February 1, 2005

25.

Trust Indenture among Express Pipeline Limited Partnership, Express Pipeline Partnership, Platte Pipe Line Company and The Chase Manhattan Bank dated as of February 6, 1998

26.

Deposit and Disbursement Agreement among Express Pipeline Limited Partnership, Express Pipeline Partnership, Platte Pipe Line Company and The Chase Manhattan Bank dated as of February 6, 1998

27.

Collateral Agency and Intercreditor Agreement among Express Pipeline Limited Partnership, Express Pipeline Partnership, Platte Pipe Line Company and The Chase Manhattan Bank dated as of February 6, 1998

28.

First Supplemental Indenture among Express Pipeline Limited Partnership, Express Pipeline LLC, Platte Pipe Line Company and JPMorgan Chase Bank, N.A. dated as of June 28, 2005